THORNBURG

                          LIMITED TERM

                          INCOME FUNDS


           Thornburg Limited Term U.S. Government Fund
               Thornburg Limited Term Income Fund


                           Prospectus
                        February 1, 1996
                           as revised
                        November 1, 1996



NOT FDIC-                                          MAY LOSE VALUE
INSURED                                         NO BANK GUARANTEE

THORNBURG LIMITED TERM INCOME FUNDS

    Thornburg Limited Term Income Funds (the "Funds") are series of Thornburg Investment Trust (the "Trust"), each with a separate investment portfolio, and each having its own series of shares:

Thornburg Limited Term U.S. Government Fund ("Government Fund")
Thornburg Limited Term Income Fund ("Income Fund")

    Each of the Funds is managed by Thornburg Management Company, Inc. (TMC). Each of the Funds offers Class A and Class C shares through this Prospectus. Class A shares are sold at net asset value plus an initial sales charge imposed at the time of sale. Class C shares are sold without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase and an annual distribution fee. One or both Funds may offer other classes of shares. See "Your Account - Buying Fund Shares in General," beginning on page 15.

    Each Fund has the primary investment objective of providing, through investment in a professionally managed portfolio of fixed income obligations, as high a level of current income as is consistent, in the view of TMC, with safety of capital. The Government Fund will seek to achieve its primary investment objective by investing primarily in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and in participations in such obligations or in repurchase agreements secured by such obligations. The Income Fund will seek to achieve its primary investment objective by investing in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations. The Income Fund also may invest in or utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. See "Income Fund" and "Other Investment Strategies", below. Additionally, each Fund will seek to reduce fluctuations in its net asset value compared to longer term portfolios by investing in obligations with an expected dollar-weighted average maturity of normally not more than five years. If your sole objective is preservation of capital, then the Funds may not be suitable for you because their net asset values will vary as market interest rates fluctuate. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

This Prospectus concisely sets forth the information a prospective investor should know about the Funds before investing. It should be retained for future reference.

Additional information about the Funds is contained in a Statement of Additional Information dated February 1, 1996, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained at no charge by contacting Thornburg Securities Corporation, 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, (800) 847-0200. This Prospectus incorporates by reference the entire Statement of Additional Information.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES INVOLVE INVESTMENT RISKS (INCLUDING POSSIBLE LOSS OF PRINCIPAL), AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY.

                             Table of Contents

 1   Expense Information
 3   The Funds
 4   Financial Highlights
 6   Management Discussion of Fund Performance
 7   Investment Objectives and Policies
15   Your Account - Fund Shares
19   Selling Fund Shares
21   Investor Services, Individual Retirement Accounts
     and Retirement Plans, Transaction Services
22   Shareholder and Account Policies
23   Taxes
23   Service and Distribution Plans
24   Transaction Details
25   Exchange Restrictions
26   Performance
27   Organization of the Funds
27   TMC and TSC
29   Additional Information

EXPENSE INFORMATION

SHAREHOLDER TRANSACTION COSTS
                                           Government  Fund                  Income  Fund
                                       ------------------------        ------------------------
                                       Class A          Class C        Class A          Class C
                                       -------          -------        -------          -------
Maximum Sales Charge on Purchases       2.50%            none           2.50%            none
(as a percentage of offering price)

Maximum Deferred Sales Charge on
Redemptions (as a percentage of         0.50% <F+>       0.50% <F++>    0.50% <F+>       0.50% <F++>
redemption proceeds or original price,
whichever is lower)

<F+>   imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.

<F++>  imposed only on redemptions within 12 months of purchase, for Class C shares purchased on or after October 2, 1995.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)      Examples
                                             Assuming each Fund's expense percentage remains
                                             the same, an investor making a $1,000 investment
                                             will pay the following cumulative expenses,
                                             assuming a 5% annual return.

GOVERNMENT FUND               Class A   Class C                   Class A   Class C  Class C <F*>
---------------               -------   -------                   -------   -------  ------------
Management Fees                 .38%      .38%      After 1 year   $ 35      $ 14     $ 19
12b-1 Fees (after fee waivers                       After 3 years  $ 56      $ 45     $45
 for Class C)<F(a)>             .25%      .50%      After 5 years  $ 79      $ 77     $77
Other Expenses (after
 assumption of expenses for
 Class C) <F(a)>                .37%      .52%      After 10 years $146      $170     $170
Total Fund Operating Expenses  1.00%     1.40%

<F*>   assumes redemption at end of period.
<F(a)> Expenses reflect rounding and have been restated to reflect current fees. Amounts shown for Class C shares of the Government Fund are based upon a waiver of a portion of the Class C 12b-1 fee and assumption of certain expenses by TMC. Absent the waiver and assumption, the Class C 12b-1 fees and other expenses would have been 1.00% and 1.17%, respectively, and the total Fund operating expenses would have been 2.55% for Class C shares. Long-term Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

INCOME FUND                   Class A   Class C                   Class A   Class C  Class C <F*>
-----------                   -------   -------                   -------   -------  ------------
Management Fees                 .50%      .50%      After 1 year   $ 35      $ 14     $ 19
12b-1 Fees (after fee waivers                       After 3 years  $ 56      $ 45     $45
 for Class C)<F(b)>             .25%      .50%      After 5 years  $ 79      $ 77     $77
Other Expenses (after
 assumption of expenses for
 Class A and Class C) <F(b)>    .25%      .40%      After 10 years $146      $170     $170
Total Fund Operating Expenses  1.00%     1.40%

<F*>   assumes redemption at end of period.
<F(b)> Expenses reflect rounding and have been restated to reflect current fees. Amounts shown for Class A of the Income Fund are based upon an assumption of certain operating expenses by TMC. Absent the assumption of expenses, other expenses would have been .86% and the total Fund operating expenses would have been 1.61%. Amounts shown for Class C of the Income Fund are based upon a waiver of a portion of the Class C 12b-1 fees assumption of certain other expenses by TMC. Absent the waivers and assumption of expenses, the Class C 12b-1 fees and other expenses would have been 1.00% and 3.63%, respectively, and total Fund operating expenses would have been 5.13%. Long-term
       Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


EXPLANATION OF TABLES

The expense figures shown above are presented pursuant to regulatory requirements for the purpose of illustrating the cumulative effect over various time periods of the annual Fund operating expense ratios shown above. ACTUAL EXPENSES MAY BE GREATER OR LESS THAT THOSE SHOWN. the Funds' investment adviser may not waive its fee or assume Fund expenses in the future. The Class A examples for both Funds assume payment of the maximum sales charge by the investor.

THE FUNDS

The Funds seek as high a level of current income as is consistent with safety of capital. The Government Fund will attempt to realize this objective by investing primarily in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, and in participations in such obligations or in repurchase agreements secured by such obligations.
The Income Fund will attempt to realize this objective by investing primarily in investment grade short and intermediate maturity bonds and in asset backed securities. The Income Fund also may invest in or utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. No assurance can be given that the Funds will achieve this objective.

Each Fund's name derives from its policy of maintaining an overall portfolio of investments with a dollar-weighted average maturity of normally not more than five years, with the objective of reducing fluctuations in the Fund's net asset value per share compared to longer maturity portfolios. Normally, the Funds expect to offer greater price stability than a higher yielding long-term bond fund and higher yields than most short-term investments. Historically, intermediate-term government bonds enjoyed higher returns, compounded annually over the period 1926-1994, as compared to long-term government bonds and 90-day U.S. Treasury Bills. Intermediate-term bonds outperformed longer-term issues because intermediate-term bonds did not suffer the large capital losses which befell higher yielding long-term bonds when bond yields rose. Intermediate-term bonds, which have less price stability than short-term obligations, nonetheless outperformed short-term bills because the yield on intermediate-term obligations typically is higher than the yield on short-term obligations. The combination of price stability and relatively high yield enjoyed by intermediate-term bonds caused these bonds to outperform normally higher yielding long-term bonds and normally more stable short-term bills during the periods described. The relationship between interest rates and the values of obligations, as shown by the foregoing study, applies to all types of debt securities and has been consistently demonstrated in the portfolios managed by the Funds' investment adviser and the markets observed by the adviser. However, no assurance can be given that each Fund's short and intermediate-term obligations will perform as well in the future as intermediate-term government bonds have in the past.

The Funds' investment policies may involve special considerations for an investor. For example, each Fund's net asset value will fluctuate in response to changes in short-term interest rates, although these changes should be less than the changes in values of obligations which have maturities longer than the five year dollar-weighted average the Funds will seek to maintain. No assurance can be given that the fluctuations in each Fund's net asset value will be less than those experienced by longer term portfolios. Additionally, variations in interest rates may result in prepayment of certain obligations the Funds will acquire. These prepayments could require a Fund to reinvest at a lower rate of return; and the prepayment right of obligors may reduce a Fund's net asset value because the value of such securities may not appreciate as rapidly as the price of non-callable debt securities. See "INVESTMENT OBJECTIVES AND POLICIES," beginning on page 7.

On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may initiate purchases and redemptions of a Fund's shares at its next determined public offering price, which will be determined daily. (See "BUYING FUND SHARES IN GENERAL," page 15 and "SELLING FUND SHARES," page 19.) For classes of investors who may purchase shares at reduced sales charges, see "BUYING CLASS A SHARES," page 16. Dividends from accumulated net income are declared by the Funds on each Fund Business Day. The Funds pay interest dividends monthly, normally on the last day of each month, or if the last day is not a Fund Business Day, on the previous Fund Business Day. Interest dividends are automatically invested in additional shares of the appropriate Fund at the next determined net asset value unless a shareholder has elected by written notice to the Fund to receive monthly dividend distributions in cash. Net capital gains, if any, will be distributed annually, normally within 45 days after the end of each Fund's fiscal year. All distributions of capital gains are automatically invested in additional shares of the appropriate Fund at the next determined net asset value or at the shareholder's option, paid in cash. (See "DISTRIBUTIONS AND TAXES," page 22.)

The Funds are diversified series of Thornburg Investment Trust, an open-end investment company organized as a Massachusetts business trust. Each of a Fund's shares represents an equal undivided interest in that Fund's assets. The Funds' principal office is located at Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. (Telephone
(505) 984-0200 or (800) 847-0200.)

FINANCIAL HIGHLIGHTS

    The following information for the Government Fund, years ended December 31, 1989 and 1990, the nine months ended September 30, 1991 and the years ended September 30, 1992, 1993, 1994 and 1995, and for the income Fund, all years shown, has been audited by McGladrey & Pullen, LLP, independent auditors, whose report is incorporated by reference in the Funds' registration statement. This information should be read in conjunction with the 1995 Annual Report for each Fund.

                                                                                                         Net
                                                                                   Ratio of   Ratio of   Ratio of       Assets
                                                                                   Expenses   Expenses     Net          at end
                                   Net              Distri-                         to         to      Investment         of
                                Realized            butions Distri-                Average    Average    Income         Period
              Net Asset            and     Total      from  butions Net             Net        Net       (Loss)        ('000's
               Value           Unrealized   from      Net    from   Asset          Assets     Assets       to         omitted)
              Beginning  Net      Gain   Investment Invest-  Net    Value   Total  After      Before     Average Rate of
Fiscal Year      of  Investment  (Loss)  Operations   ment Realized End of  Return Exp.       Exp.         Net  Portfolio
or Period      Period  Income  Investments          Income  Gains   Period  <F(b)> Reductions Reductions Assets Turnover
-------------  ------ --------- -------- ---------- ------- ------- ------- ------ ---------- ---------- ------ ------- -------
Government Fund
---------------
Class A
11/16/87 <F(a)>
 to 12/31/87   $12.22  $.13     $(.05)    $.08       $(.13)          12.17    .63%   (.54)%   (1.50)%    6.12%  44.19%  $ 2,122
Year ended                                                                           <F(c)>
Dec. 31, 1988   12.17  1.02      (.30)     .72        1.02           11.87   6.14    (.90)    (1.52)     8.24  217.11    17,338
Dec. 31, 1989   11.87  1.03       .17     1.20       (1.03)          12.04  10.58   (1.00)    (1.51)     8.61  101.66    25,336
Dec. 31, 1990   12.04   .99       .04     1.03        (.99)          12.08   8.95   (1.00)    (1.25)     8.20   69.42    33,607
9 mos. ended
Sept. 30, 1991  12.08   .71       .28      .99        (.71)          12.36   8.41   (1.00)    (1.20)     7.70   33.15    49,876
                                                                                    <F(c)>    <F(c)>     <F(c)>
Sept. 30, 1992  12.36   .84       .47     1.31        (.84)          12.83  11.01   (1.00)    (1.10)     6.56   34.82   126,095
Sept. 30, 1993  12.83   .73       .09      .82        (.73)          12.92   6.61   (1.01)    (1.01)     5.61   38.88   201,443
Sept. 30, 1994  12.92   .67      (.89)    (.22)       (.67)          12.03  (1.72)  (0.95)    (0.95)     5.38   80.58   177,439
Sept. 30, 1995  12.03   .75       .37     1.12        (.75)          12.40   9.66   (0.99)    (0.99)     6.23   28.31   142,849

Class B <F+>
9/1/94 <F(a)>  $12.21  $.06     $(.14)   $(.08)      $(.06)         $12.07   (.60)% (1.43)%   (1.43)%    5.63%  80.58%      $27
 to 9/30/94                                                                         <F(c)>    <F(c)>     <F(c)>
Year ended      12.08   .69       .35     1.04        (.69)          12.42    9.19  (1.51)    (3.79)     5.70   28.31         0
 9/30/95

Class C
9/1/94 <F(a)>  $12.21  $.06     $(.13)   $(.07)      $(.06)         $12.08   (.50)% (1.63)%   (1.63)%    5.45   80.58%   $1,005
 to 9/30/94                                                                         <F(c)>    <F(c)>     <F(c)>
Year ended      12.08   .69       .37     1.06        (.69)          12.45   9.07   (1.52)    (2.30)     5.68   28.31     2,217
 9/30/95

                                                                                                                        Net
                                                                                   Ratio of   Ratio of   Ratio of       Assets
                                                                                   Expenses   Expenses     Net          at end
                                   Net              Distri-                         to         to      Investment         of
                                Realized            butions Distri-                Average    Average    Income         Period
              Net Asset            and     Total      from  butions                 Net        Net       (Loss)        ('000's
               Value           Unrealized   from      Net    from   Net Asset      Assets     Assets       to         omitted)
              Beginning  Net      Gain   Investment Invest-  Net    Value   Total  After      Before     Average Rate of
Fiscal Year      of  Investment  (Loss)  Operations   ment Realized End of  Return Expense    Expense      Net  Portfolio
or Period      Period  Income  Investments          Income  Gains   Period  <F(b)> Reductions Reductions Assets Turnover
-------------  ------ --------- -------- ---------- ------- ------- ------- ------ ---------- ---------- ------ ------- -------
Income Fund
-----------
Class A
Sept 30, 1993  $12.22  $.77      $.33    $1.10       $(.77)         $12.55   9.35%   (.37)%   (2.10)%    5.85%  93.88%  $20,065
Sept 30, 1994   12.55   .67      (.69)    (.02)       (.67)  $(.03)  11.83   (.14)   (.66)    (1.47)     5.51   84.35    21,683
Sept 30, 1995   11.83   .76       .28     1.04        (.76)          12.11   9.22    (.83)    (1.48)     6.50   43.12    23,222

Class B <F+>
9/1/94 <F(a)>  $11.92  $.06     $(.10)   $(.04)      $(.06)         $11.82   (.37)% (2.10)%   (1.14)%    5.13%  84.35%      $10
 to 9/30/94                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended      11.82   .72       .28     1.00        (.72)          12.10   9.22   (1.40)   (19.72)     5.96   43.12         0
 9/30/95                                                                             <F(c)>    <F(c)>    <F(c)>

Class C
9/1/94 <F(a)>  $11.92  $.06     $(.14)   $(.08)      $(.06)         $11.78   (.72)% (1.20)%   (1.20)%   (5.14)% 84.35%      $53
 to 9/30/94                                                                          <F(c)>    <F(c)>    <F(c)>
Year ended
 9/30/95        11.78   .70       .30     1.00        (.70)          12.08   8.87   (1.36)    (4.75)     6.03   43.12     1,032

<F+>   Class B shares are no longer offered by the Funds, and on Sept. 28, 1995 all outstanding Class B shares were converted into Class A shares.

Footnotes to Financial Highlights Tables
<F(a)> Commencement of operations.
<F(b)> Sales charges are not reflected in computing total return, which is not annualized for periods less than one year.
<F(c)> Annualized

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The graphs below compare how $10,000 would have appreciated if invested in the named Fund, a broad based securities market index, and the Consumer Price Index, a general measure of inflation. The table accompanying each graph shows average annual total return for the Fund for the designated period.
The Class A total return figures assume a shareholder purchases shares at the public offering price applicable to investments of $10,000.

Comparison of Fund performance to widely used indices is imperfect, because the indices do not reflect the laddered maturity strategy each Fund uses. Each index shown below attempts to model the total return of a constant maturity bond portfolio, including bonds from throughout the United States. Each index also assumes no trading costs for buying and selling bonds, no custodial or accounting costs, and coupons are immediately reinvested at no transactional cost. Consequently, the reader should remain aware of the inherent limitations in comparing a theoretical index to actual results of a Fund portfolio.

GOVERNMENT FUND

Index Comparison

Compares performance of the Government Fund Class A shares, the Lehman Brothers Intermediate Government Bond Index, and the Consumer Price Index for the period November 16, 1987 to September 30, 1995. On September 30, 1995, the weighted average securities ratings of the Index and the Fund were AAA and AAA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 3.8 years and 3.5 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

         <In the prospectus, this table appears as a graph>
Thornburg Limited Term U.S. Government Fund A Shares
         FUND       Lehman         CPI
       A Shares    Government
       --------    ----------   ---------
10/87  $ 9,750     $10,000      $10,000
 2/88   10,127      10,520       10,110
 6/88   10,202      10,577       10,263
10/88   10,554      10,890       10,397
 2/89   10,465      10,868       10,533
 6/89   11,026      11,645       10,734
10/89   11,357      12,024       10,799
 2/90   11,552      12,148       11,071
 6/90   11,918      12,545       11,249
10/90   12,255      12,965       11,545
 2/91   12,745      13,563       11,684
 6/91   13,046      13,866       11,778
10/91   13,755      14,690       11,908
 2/92   14,068      15,124       12,015
 6/92   14,523      15,648       12,160
10/92   14,946      16,137       12,282
 2/93   15,569      16,825       12,418
 6/93   15,847      17,219       12,517
10/93   16,136      17,624       12,618
 2/94   16,069      17,540       12,719
 6/94   15,917      17,187       12,834
10/94   15,816      17,322       12,950
 2/95   16,298      17,924       13,067
 6/95   17,037      18,866       13,198
 9/95   17,353      19,161       13,237

          <In the prospectus, this table appears as a graph>

Thornburg Limited Term U.S. Government Fund C Shares
         FUND       Lehman        CPI
       C Shares    Government
       --------    ----------   ---------
 8/94  $10,000     $10,000      $10,000
 9/94    9,950       9,917       10,020
10/94    9,938       9,919       10,030
11/94    9,884       9,875       10,040
12/94    9,891       9,908       10,060
 1/95   10,041      10,069       10,090
 2/95   10,223      10,264       10,121
 3/95   10,274      10,320       10,141
 4/95   10,374      10,440       10,181
 5/95   10,619      10,734       10,212
 6/95   10,668      10,803       10,222
 7/95   10,683      10,808       10,232
 8/95   10,750      10,897       10,243
 9/95   10,852      10,972       10,253

Average Annual Total Return

A Shares
   One Year:  (12 mos. ended 9/30/95):  6.92%
   Five Years:                          6.88%
   From Inception (11/16/87):           7.25%

C Shares
   One Year (12 mos. ended 9/30/95):    9.07%
   From Inception (9/1/94):             7.87%

INCOME FUND

Index Comparison

Compares performance of the Income Fund, the Lehman Brothers Intermediate Government Corporate Bond Index, and the Consumer Price Index for the period October 1, 1992 to September 30, 1995. On September 30, 1995, the weighted average securities ratings of the Index and the Fund were A and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 4.2 years and 4.8 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

         <In the prospectus, this table appears as a graph>
Thornburg Limited Income Fund A Shares
         FUND       Lehman         CPI
       A Shares    Government
       --------    ----------   ---------
 9/92  $ 9,750     $10,000      $10,000
12/92    9,778       9,964       10,090
 3/93   10,168      10,359       10,171
 6/93   10,374      10,583       10,232
 9/93   10,661      10,821       10,284
12/93   10,715      10,839       10,366
 3/94   10,550      10,544       10,428
 6/94   10,506      10,480       10,491
 9/94   10,646      10,566       10,575
12/94   10,385      10,554       10,618
 3/95   10,802      11,017       11,017
 6/95   11,328      11,568       10,789
 9/95   11,627      11,759       10,821

         <In the prospectus, this table appears as a graph>
Thornburg Limited Income Fund C Shares
         FUND       Lehman         CPI
       A Shares    Government
       --------    ----------   ---------
 8/94  $10,000     $10,000      $10,000
 9/94    9,928       9,908       10,020
10/94    9,851       9,907       10,030
11/94    9,748       9,862       10,040
12/94    9,688       9,896       10,060
 1/95    9,772      10,064       10,090
 2/95   10,004      10,273       10,121
 3/95   10,065      10,331       10,141
 4/95   10,221      10,459       10,181
 5/95   10,483      10,775       10,212
 6/95   10,543      10,847       10,222
 7/95   10,542      10,848       10,232
 8/95   10,720      10,947       10,243
 9/95   10,808      11,027       10,253

Average Annual Total Return

A Shares
   One Year: (12 mos. ended 9/30/95):   6.49%
   From Inception (10/01/92):           5.16%

C Shares
   One Year: (12 mos. ended 9/30/95):   8.87%
   From Inception: (9/1/94):            7.47%

Subject to keeping the average portfolio maturity within five years, each Fund "ladders" or arrays the maturities of its bonds so that some investments mature in each of the succeeding ten years.

The net asset values of Limited Term U. S. Government Fund and Limited Term Income Fund increased by 3.08% and 2.37%, respectively over the year ending September 30, 1995. Corporate and municipal bond prices fluctuated across the spectrum of maturities as market yields on corporate and municipal bonds increased in 1994, before falling in 1995.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of each Fund is to provide for its shareholders as high a level of current income as is consistent with safety of capital. The secondary investment objective of each Fund is to reduce fluctuations in the Fund's net asset value per share compared to longer maturity bond portfolios. However, no assurance can be given that the Funds will realize either of these investment objectives.

The Government Fund will seek to achieve its primary objective by investing in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, and in readily marketable participations in such obligations or in repurchase agreements secured by such obligations. The Income Fund will seek to achieve its primary objective by investing primarily in investment grade, short and intermediate maturity bonds and other income securities which are described below under "Income Fund" beginning on page
11. The object of preserving a Fund's capital may preclude that Fund from obtaining the highest possible yields available.

Thornburg Management Company, Inc. ("TMC") actively manages the Funds' portfolios in attempting to meet the Funds' primary investment objective. Investment decisions are based upon general economic and financial trends, such as domestic and international economic development, outlooks for securities markets, interest rates and inflation, the supply and demand for debt securities, and other factors. The Funds' portfolios are determined by individual security analyses, and TMC's credit analysts actively monitor the credit quality of the Funds' portfolios.

The Funds will seek to achieve their secondary objective of reducing fluctuations in the Funds' net asset value per share primarily by maintaining portfolios of obligations with a dollar-weighted average maturity or estimated average life which normally will be not more than five years.
There is no limitation on the maturity of any specific security a Fund may purchase, subject to the five-year limitation of the preceding sentence. "Estimated average life" is the estimated maturity of a mortgage backed security, and ordinarily will be substantially shorter than the security's stated maturity because of estimated mortgage prepayments. Because the magnitude of the changes in market value of interest bearing obligations ordinarily is greater for obligations of longer terms, each Fund believes that it can reduce the magnitude of fluctuations in the values of its assets by investing in a portfolio of obligations normally having a dollar-weighted average maturity or estimated average life of not more than five years. However, the trustees may lower each Fund's dollar-weighted average maturity for temporary defensive purposes if conditions or expectations for the behavior of interest rates indicate that lower average maturity will be advantageous. Such conditions could include increasing inflation or a market in which short-term obligations temporarily have higher yields than longer-term obligations. TMC also will attempt to minimize principal fluctuations in the Funds' portfolios through, among other things, diversification, careful credit analyses and security selection.

Changes in the values of a Fund's assets will tend to be less than the changes in values of obligations which have maturities longer than the five year dollar-weighted average maturity each Fund will seek to maintain. However, because each Fund's net asset value will fluctuate in response to changes in short-term interest rates, increasing in value if rates decrease and decreasing if rates increase, the Funds may not be suitable for persons seeking a short-term money market investment.

Each Fund's primary and secondary investment objective is a fundamental policy which may be changed only by a majority vote of that Fund's shareholders. Any other investment policy, technique or limitation described in this Prospectus or the Statement of Additional Information, unless identified as a "fundamental policy," may be changed by the trustees without a shareholders' vote.

Each Fund will seek to enhance its income by taking advantage of yield disparities, trends or other factors in the fixed income markets. Although each Fund ordinarily will acquire securities for investment rather than for realization of gains on market fluctuations, a Fund may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. In addition, the Funds may utilize other techniques, discussed below, to enhance a Fund's investment income.

TYPES OF OBLIGATIONS EACH FUND INTENDS TO ACQUIRE; INVESTMENT POLICIES

GOVERNMENT FUND

The Government Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, and will invest at least 80% of its total assets in such obligations and in readily marketable participations in such obligations or in repurchase agreements secured by such obligations. See "Repurchase Agreements," below. Although the Fund will acquire obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, neither the Fund's net asset value nor its dividends are so guaranteed.

U.S. Government securities include U.S. Treasury obligations such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government.

Government National Mortgage Association certificates are mortgage-backed securities of the modified pass-through type, each of which evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of amounts due for principal and interest by the GNMA on these certificates. Variations in interest rates and other factors may result in prepayment of some mortgages underlying these certificates, so that the resulting term of the certificates will change. During periods of rising interest rates, mortgage backed securities may have a greater risk of capital depreciation because of decreased prepayments and increased effective maturity, and during periods of declining interest rates these securities may have less potential for capital appreciation because of increased prepayments. The Funds' investment adviser continually will evaluate any investment in these certificates in light of market conditions and the Funds' policy of maintaining a portfolio normally having a dollar-weighted average maturity or estimated average life of not more than five years.

U.S. Government agency obligations the Government Fund may purchase, in addition to GNMA certificates, include, but may not be limited to, obligations issued by the Banks for Cooperatives; the Export-Import Bank of the U.S.; the Farmers Home Administration; the Federal Deposit Insurance Corporation; the Federal Financing Bank; the Federal Home Loan Banks; the Federal Home Loan Mortgage Corporation; the Federal Housing Administration; the Federal Intermediate Credit Banks; the Federal Land Banks; the Federal National Mortgage Association; and the General Services Administration; the Small Business Administration; the Student Loan Marketing Association; and the U.S. Maritime Administration. Obligations issued by the Farmers Home Administration, Federal Financing Bank, General Services Administration, and the Small Business Administration are backed by the full faith and credit of the United States or the agency has the authority to borrow from the U. S. Treasury. Other agency obligations are supported by discretionary authority of the Treasury to purchase obligations of the agency.

Participations, CMOs.      To facilitate its investment in any of the types
of obligations which the Fund may acquire, the Fund may purchase "participations" in any of these obligations. Participations are undivided interests in pools of securities which are assembled by certain banks or other responsible persons, such as securities broker/dealers and investment banking houses, where the underlying government credit support passes through or is otherwise available to the participants or the trustee for all participants. Similarly, the Fund may acquire collateralized mortgage obligations ("CMOs"), which are obligations issued by a trust or other entity organized to hold a pool of U.S. Government insured mortgage-backed securities (such as GNMA certificates) or mortgage loans. The Fund will acquire a CMO when TMC believes that the CMO is more attractive than the underlying securities in pursuing the Fund's primary and secondary investment objectives. Participations and privately issued CMO's are not considered U.S. Government securities, and are not considered part of the 65% of the total assets of the Government Fund which will be invested in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Other Securities. The Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of one billion dollars or more, or (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether insured in whole or in part) is nonnegotiable, and it matures in more than seven days, it will be considered illiquid and subject to the Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

Repurchase Agreements. When the Government Fund purchases securities, it may enter into a repurchase agreement with the seller in which the seller agrees, at the time of sale, to repurchase the security at a mutually agreed-upon time and price. The resale price will be in excess of the purchase price reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. At the time the Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, for repurchase agreements which mature in more than one day, the seller will agree to furnish additional security if the value of the underlying security falls below the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or the seller fails to repurchase the underlying security as agreed, the Fund could experience losses, including loss of rights to the security. The Fund will not enter into a repurchase agreement if, as a result, more than 10% of the value of its net assets would then be invested in repurchase agreements maturing in more than seven days and other securities which are considered illiquid.

Securities Lending. The Government Fund may from time to time lend securities on a short-term basis to banks, brokers, dealers and certain financial institutions and receive as collateral cash, government securities, or irrevocable bank letters of credit. The borrowers will be required to deposit and maintain collateral at least equal to 102% of the current value of the loaned securities plus accrued interest. Securities loans will not be made by the Fund if as a result the aggregate of all such outstanding loans exceeds one-third of the value of the Fund's total assets. The Fund will continue to be entitled to the interest payable on the loaned securities and will either receive as income a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. The terms of these loans will provide that they are terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities.

When-Issued and Delayed Delivery Transactions. The Government Fund may purchase or sell government securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Because the value of the security may be more or less than the transaction price at the time of the delivery of the security, depending upon interest rate fluctuations prior to the settlement date, the Fund will maintain designated high grade liquid debt assets in a segregated account with the Custodian at least equal in value to its purchase commitments for when-issued or delayed delivery transactions, which assets will be earmarked specifically for the settlement of such commitments. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities and not for the purpose of investment leverage, but the Fund reserves the right to sell the securities before the settlement date if it is deemed advisable.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to obtain short-term liquidity. In such a transaction the Fund would sell a security to a purchaser and agree to repurchase the security in the future. The Fund will enter into reverse repurchase agreements only with dealers, banks or recognized financial institutions. These agreements are subject to the risk that the underlying security will decline in value during the period when the Fund is obligated to repurchase it. If the Fund enters into any such transaction, it will deposit high grade liquid debt assets in a segregated account with its Custodian in an amount sufficient to meet the Fund's obligations to the purchaser. The Fund will not enter into any reverse repurchase agreement if, as a result, more than 5% of its total assets would be subject to such obligations.

Dollar Roll Transactions. The Fund may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Fund's borrowing restrictions and consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. If the Fund enters into any such transaction, it will deposit high grade liquid assets in a segregated account with the custodian in an amount sufficient to meet the Fund's obligations to the purchaser. The Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Additionally, the value of the security may change adversely over the term of the dollar roll and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INCOME FUND

In general, the Income Fund may purchase securities permissible for the Government Fund, except that the Income Fund may not enter into a repurchase agreement or purchase any security deemed illiquid if as a result, more than 15% of the value of its net assets would be invested in repurchase agreements maturing in more than seven days and other securities which are considered illiquid. The Income Fund also may invest in other types of debt securities, such that at least 65% of its net assets are invested in a managed portfolio of securities consisting of:

* U.S. Government securities, including bonds, notes, and bills issued by the U.S. Treasury, and securities issued or guaranteed by agencies and instrumentalities of the U.S. Government;
*  Corporate debt securities, such as bonds, notes and debentures;
*  Mortgage-backed securities;
*  Other asset-backed securities;
*  Municipal securities;
* Money market instruments which are comprised of commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances) and repurchase agreements;
*  Privately-placed securities (restricted securities); and
* Foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks.

In addition, the Income Fund may use investment techniques such as purchasing securities on a when-issued or forward delivery basis; entering into interest-rate, securities-index, and currency futures contracts, and purchasing and selling options thereon; purchasing and selling options on securities and currencies, and entering into forward contracts. See "Other Investment Strategies," page 44, for more information.

The Income Fund's securities generally offer less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity, but lower-quality securities generally have less liquidity. Both lower quality securities and longer maturity securities have greater credit and market risk, and consequently more price volatility than higher quality securities or shorter maturity securities.

U.S. Government Securities. The Income Fund may invest in government securities as described before under "Investment Objectives and Policies - Government Fund".

Mortgage and Other Asset-Backed Securities. The Fund may also invest in mortgage-backed securities which are securities representing interests in pools of mortgage loans. The securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. See description under "Investment Objectives and Policies-Government Fund". The Fund may agree to purchase or sell these securities with payment and delivery taking place on a future date. Some mortgage-backed securities which the Fund may purchase will not be backed by the full faith and credit of the U.S. Government

The Income Fund may also invest in securities representing interests in pools of certain consumer loans, such as automobile loans and credit card receivables. Variations in interest rates and other factors may result in prepayments of the loans underlying these securities, reducing the potential for capital appreciation and requiring reinvestment of the prepayment proceeds by the Fund at lower interest rates. Additionally, in periods of rising interest rates these activities may suffer capital depreciation because of decreased prepayments.

Municipal Securities. The Income Fund may invest in municipal securities, which include obligations issued by states, territories and possessions of the United States, and their political subdivisions, agencies and instrumentalities. Municipal securities may be "general obligation" bonds or "revenue bonds." General obligation bonds are backed by the credit of the issuing political subdivision or agency, and revenue bonds are repaid from the revenues derived from a specific project such as a waste treatment plant or stadium. Although investments in municipal obligations will be made subject to the Fund's emphasis on purchases of investment grade securities ( described below under "Securities Ratings"), municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, these obligations could become subject to actions by state legislatures or voter referenda extending the time for repayment of principal or imposing other constraints upon enforcement of the obligations or upon political subdivisions to levy taxes to pay the obligations.

Foreign Securities. While the Income Fund generally emphasizes investments in U.S. Government securities and other issuers domiciled in the United States, it may invest in foreign securities of the same types and quality as the domestic securities in which the Income Fund may invest when the anticipated performance of foreign securities is believed by TMC to offer more potential than domestic alternatives in keeping with the investment objectives of the Income Fund. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

The Income Fund may also invest in instruments offered by brokers which combine forward contracts, options and securities in order to reduce foreign currency exposure. The Income Fund may enter into multiple futures, options and foreign currency transactions or a combination of these transactions, instead of a single transaction, as part of a hedging strategy.

Investments in foreign securities involve special risks due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Income Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Income Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Income Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. These risks may be more acute in the case of developing countries.

Securities Ratings. The Income Fund emphasizes "investment grade" investments. At least 65% of the Income Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies, or instrumentalities and in (2) debt securities rated at the time of purchase in one of the three highest categories of Standard & Poor's Corporation (AAA, AA, or A) or Moody's Investors Service, Inc. (Aaa, Aa, or A) or, if not rated, judged to be of comparable quality by TMC. In addition, the Fund will not invest in any debt security rated at the time of purchase lower than BBB by Standard & Poor's or Baa by Moody's, or of equivalent quality as determined by TMC. Should the rating of a portfolio security be downgraded TMC will determine whether it is in the best interest of the Income Fund to retain or dispose of the security.

Securities rated BBB by Standard & Poor's or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Such securities may have speculative elements as well as investment-grade characteristics.

Other Investment Strategies. The Income Fund may, but is not required to, utilize various other investment strategies described below to hedge various market risks such as the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

Strategic Positions. In the course of pursuing these investment strategies, the Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Positions"). Strategic Positions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Income Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Income Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may manage its portfolio maturity or duration by using options, futures and swaps to acquire and dispose of specific securities having maturities which are then considered desirable in managing the Fund's maturity or duration. "Duration" is a measure of an obligation's life, based upon the present value of the obligor's payments of principal and interest, and is usually shorter than the obligation's maturity. Some Strategic Positions may also be used to enhance potential gain, although no more than 5% of the Fund's assets will be committed to Strategic Positions entered into for purposes other than bona fide hedging, risk management or portfolio management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, because use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Income Fund to utilize these Strategic Positions successfully will depend on TMC's ability to predict pertinent market movements, which cannot be assured. The Income Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Positions involve certain risks including possible default by the other party to the transaction, illiquidity and, to the extent TMC's view as to certain market movements is incorrect, the risk that the use of such Strategic Positions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Income Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Income Fund can realize on its investments or cause the Income Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Income Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.
The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of a futures contract and price movements in the related portfolio position of the Income Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Income Fund's position.
In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options and certain other Strategic Positions (e.g. caps and floors) are considered to be illiquid securities. As a result, in certain markets, the Income Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain resulting from an increase in the position's value. The Income Fund will not invest in any over-the-counter option, cap, rate swap, currency swap, floor or other illiquid security, if, as a result of that investment, more than 15% of its net assets would be invested in securities which are not readily marketable by the Income Fund. The Fund will segregate cash or high grade liquid debt assets sufficient to meet its obligation to purchase and deliver securities or currencies under any futures contract or option or to pay any amount owed upon the expiration of an index-based futures contract. Finally, the daily margin requirements for futures contracts may create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Positions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Positions had not been utilized. The Strategic Positions that the Fund may use and some of their risks are described more fully in the Income Fund's Statement of Additional Information.

When-Issued Securities. The Income Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Covered Short Sales. The Income Fund may make short sales of securities, but will only do so in circumstances where it owns securities of the type sold, or the Income Fund owns securities giving it the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Income Fund may enter into repurchase agreements with selected banks and broker-dealers. See description under "Investment Objectives and Policies - Government Fund".

Reverse Repurchase Agreements and Dollar Roll Transactions. The Income Fund may enter into reverse repurchase agreements and dollar roll transactions with selected banks and broker-dealers. See description under "Investment Objectives and Policies - Government Fund".

Securities Lending. The Income Fund may seek to increase its income by lending portfolio securities on a short-term basis to certain banks, brokers, dealers and financial institutions. See the description of securities lending under " Investment Objectives and Policies-Government Fund. " These loans will be made only to borrowers believed by TMC to be of good financial standing, and the value of securities loaned will not exceed 30% of the value of the Income Fund's total assets at the time any loan is made.
Segregated Accounts. The Income Fund may be required to segregate high grade debt assets in order to provide coverage consistent with applicable regulatory policies on reverse repurchase agreements, covered call and put options written by the Fund, to cover forward foreign currency exchange contracts that require the Fund to purchase or sell foreign currency for hedging purposes, or in an amount equal to the value of the instruments underlying any futures contracts and options on futures.

CERTAIN INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions which, as described in more detail in the Statement of Additional Information, may generally be changed only with the approval of the holders of a majority of that Fund's outstanding shares. For a more complete description of the investment restrictions summarized below and the other investment restrictions to which a Fund is subject, please see the Statement of Additional Information.
The Funds have the authority to borrow money from banks and other persons as a temporary measure, and then only in amounts not exceeding 5% of the value of a Fund's total assets unless the borrowing is from banks, in which case the percentage limitation is 10% . For this purpose, reverse repurchase agreements are considered as borrowings by a Fund. In connection with such borrowing, a Fund may pledge, hypothecate, or otherwise encumber its assets. The Funds do not intend to borrow for investment leverage purposes but solely for extraordinary or emergency purposes or to facilitate management of a Fund by enabling that Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or not possible.

DESCRIPTION OF POTENTIAL INVESTORS AND ADVANTAGES

The Funds are designed as a convenient and economic vehicle for investors seeking to obtain the yields available on intermediate and short-term securities. Although the Funds are particularly designed for individual investors, the Funds also may be appropriate for the investment of funds held or managed by corporations, employee benefit plans, insurance companies, investment counselors, savings and loan associations, credit unions, educational, religious and charitable organizations, municipalities, investment bankers, brokers and others. In each case, prospective shareholders should determine if an investment in a Fund is consistent with their investment objectives through consultation with their advisers and investigation of applicable state and federal laws and regulations.

Counsel to the Funds has advised that in their view shares of the Government Fund are a legal investment for, among other investors, commercial banks and credit unions chartered under the laws of the United States. This advice is based upon a review of this Prospectus and the Fund's Statement of Additional Information, and upon counsel's receipt of undertakings by TMC and the Government Fund respecting investment policies. In addition, the Government Fund believes that the Government Fund is currently a legal investment for savings and loan associations and commercial banks chartered under the laws of certain states.

Investment in a Fund relieves the investor of many investment management and administrative burdens usually associated with the direct purchase and sale of fixed income debt securities, otherwise consistent with that Fund's investment objectives and management policies. These include: (i) selection of portfolio investments; (ii) surveying the market for the best price at which to buy and sell; (iii) valuation of portfolio securities; (iv) selecting and scheduling of maturities and reinvestments; (v) receipt, delivery and safekeeping of securities; and (vi) portfolio recordkeeping.
In addition, each Fund gives smaller investors access to investments in certain obligations, such as GNMA certificates, which these smaller investors would not otherwise have because of the relatively high minimum purchase amounts for such securities. In the same regard, investment in a Fund permits the smaller investor to diversify an investment among a variety of obligations.



PORTFOLIO TURNOVER

For its fiscal year ended September 30, 1995, the Government Fund's portfolio turnover rate was 28.31%. The Income Fund's portfolio turnover rate was 43.12%. Each Fund anticipates that its annual turnover rate normally will be less than 100%. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio were sold and replaced within one year. TMC does not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund which are otherwise consistent with that Fund's investment objectives and management policies. However, a higher rate of portfolio turnover may result in increased transaction costs to that Fund.



YOUR ACCOUNT

BUYING FUND SHARES IN GENERAL

    Each Fund offers Class A and Class C shares. Each of a Fund's shares represents an equal, undivided interest in the Fund's assets, and each Fund has common investment objectives and a common investment portfolio. Each class may have varying annual expenses and sales charge structures, which may affect performance. Class A shares are sold subject to a sales charge which is deducted at the time you purchase your shares. This class also pays a service fee. Class C shares are sold at net asset value, subject to payment of a sales charge if redeemed within one year of purchase. This class also pays a service fee and a distribution fee. The service and distribution fees are fund expenses which are deducted from the annual income of each class.
If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund you purchase.

Financial advisors and others who sell shares of the Funds receive different compensation for selling different classes of the Funds' shares. Shares of the Funds may be purchased through investment dealers, brokers or agents ("financial advisors") who have agreements with the Funds' distributor, Thornburg Securities Corporation ("TSC"), or through TSC in those states where TSC is registered. Although shares of the National Funds generally are available in most states, shares of the single state Funds are or will be available only in their respective states and certain other states where those Funds are qualified for sale. The Funds and TSC reserve the right to refuse any order in whole or in part.

    Each Fund also may issue one or more other classes of shares not offered through this Prospectus. Different classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Fund distributor, TSC, at (800) 847-0200 to obtain more information concerning the various classes of shares which may be available to them through their financial advisors. Investors also may obtain information respecting the different classes of shares through their financial advisor or other person which is offering or making available shares of the Funds.

NET ASSET VALUE

The net asset value (NAV) stated for each class of each Fund is the value of a single share of that class. The NAV is computed at least once each day the Fund conducts business, by adding the value of the class' investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.



BUYING CLASS A SHARES

When you buy Class A shares the sales charge applicable to your investment is deducted from the price you pay and the balance is invested at NAV. The sales charge is shown in the table below.

Because the fees for Class A shares of each Fund are lower than the fees for Class C shares of the same Fund, Class A shares of each Fund pay higher dividends than Class C shares of the same Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares of each Fund for a given amount invested.

If you are in any of the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

LETTERS OF INTENT. If you intend to invest, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a "Letter of Intent"
(LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

RIGHTS OF ACCUMULATION. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table below, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.


                                                 Class A Shares                            Dealer Concession
                                               Total Sales Charge                        or Agency Commission
                                 As Percentage                 As Percentage                As Percentage
-------------------------      of Offering Price            of Net Asset Value            of Offering Price
Limited Term Income Funds
-------------------------
Less than $50,000.00               2.50%                           2.56%                         2.10%
$50,000 to 99,999.99               2.25%                           2.30%                         1.85%
$100,000 to 249,999.99             1.75%                           1.78%                         1.50%
$250,000 to 499,999.99             1.50%                           1.52%                         1.25%
$500,000 to 999,999.99             1.00%                           1.01%                         0.85%
$1,000,000 and up                  0.00%                           0.00%                         <F*>

<F*>  No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed. In determining whether such a sales charge is payable and the amount of any charge, it is assumed that shares not subject to the charge are the first redeemed followed by other shares held for the longest period of time. The applicability of these charges will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

      At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. The "full reallowances" may be based upon the dealer reaching specified minimum sales goals.
      TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. TMC or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC. Those firms may pay additional compensation to financial advisors who sell Fund shares. Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.


WAIVERS. You may purchase Class A shares of each Fund with no sales charge if you notify TSC or the Funds' transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF A THORNBURG FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of one of the Funds covered by this prospectus, up to the amount you previously redeemed.

    AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF TMC (or any investment company managed by TMC), TSC, any affiliated Thornburg Company, the Fund's Custody Bank or Transfer Agent and members of their families including trusts established for the benefit of the foregoing.

    CHARITABLE ORGANIZATIONS OR FOUNDATIONS, including trusts established for the benefit of charitable organizations or foundations, may purchase shares of the Funds at no sales charge. TMC or TSC intend to pay a commission of up to .5% to financial advisors who place orders for these purchasers.

    CERTAIN EMPLOYEE BENEFIT PLANS and insurance company separate accounts used to fund annuity contracts may purchase shares of the Funds at no sales charge. TMC and TSC intend to pay a commission of up to .5% to financial advisors who place orders for these purchasers.

EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who place orders for the Fund through a member in good standing with NASD; the families of both types of employees. Orders must be placed through an NASD member firm who has signed an agreement with TSC to sell Fund shares.

    CUSTOMERS of bank trust departments, companies with trust powers, investment dealers and investment advisors who charge fees for service, including investment dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1/2 of 1% applies to shares redeemed within one year of purchase.

THOSE PERSONS WHO ARE DETERMINED BY THE TRUSTEES OF THE FUND to have acquired their shares under special circumstances not involving any sales expenses to the Funds or Distributor.

PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUND provided that such purchases are made by: (i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

PROCEEDS FROM A LOAD FUND REDEMPTION. You may purchase shares of a Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with your direct purchase order:
(i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Fund without notice.

BUYING CLASS C SHARES

You can buy Class C shares at NAV but you will pay a contingent deferred sales charge (CDSC) of 1/2 of 1% if you redeem your shares within one year of purchase. The CDSC applies only to Class C shares purchased on or after October 2, 1995. The CDSC will be imposed upon the lower of the purchase price or net asset value at redemption of each share redeemed. The CDSC is not imposed upon shares you buy by reinvesting dividends or capital gain distributions. Maximum purchase amount for Class C shares is less than $1 million. Class C shares are charged higher annual expenses than Class A shares.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

OPENING AN ACCOUNT
___________________________________________________________________________
Buying Shares             To Open an Account       To Add to an Account
---------------------------------------------------------------------------
In                        Minimum                  Minimum
--                        -------                  -------
Regular Accounts          $5,000                   $  100
Automatic Investment
 Plans                    $  100                   $  100

Through Your Financial    Consult with your        Consult with your
 Advisor                  financial advisor.       financial advisor

By Telephone              Exchange from another    Exchange from another
1-800-847-0200            Thornburg Fund account   Thornburg Fund account
                          with the same registra-  with the same registra-
                          tion, including name,    tion, including name,
                          address, and taxpayer    address, and taxpayer
                          ID number.               ID number.

By Mail                   Complete and sign the    Make your check payable
                          application. Make your   to the applicable
                          check payable to the     Thornburg Fund.  Indicate
                          applicable Thornburg     your Fund account number
                          Fund. Mail to the        on your check and mail to
                          address indicated on the the address printed on
                          application.             your account statement.

Automatic Investment      Use one of the above     Use Automated Clearing
Plan                      procedures to open your  House funds. Sign up for
                          account. Obtain an       this service when opening
                          Automatic Investment     your account, or call
                          Plan form to sign up     1-800-847-0200 to add
                          for this service.        to it.
----------------------------------------------------------------------------

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by wire or mail as described above. If there is no application accompanying this prospectus, call 1-800-847-0200. If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

STREET NAME OWNERSHIP OF SHARES

Some securities dealers offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms and shareholders of an individual Fund. Neither the Fund nor the Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elect s to hold Fund shares in street-name through a brokerage firm account rather than directly in the shareholder's own name. Further, neither the Fund nor the Transfer Agent will be responsible to the investor for any loss to the investor due to the brokerage firm's failure, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisor to learn about the different options available for owning mutual fund shares. You may receive share certificates or hold shares in your name with the Transfer Agent upon request.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (by selling them back to the Fund or by selling the shares through you r financial advisor). Your shares will be purchased by the Fund at the next share price (NAV) calculated after your order is received in proper form and accepted. The amount of the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. Similarly, no CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in an account, you may use any of the methods described on the following page.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

 * You wish to redeem more than $10,000 worth of shares,
 * Your account registration has changed within the last 30 days,
 * The check is being mailed to a different address than the one on your account (record address),
 * The check is being made payable to someone other than the account owner, or
 * The redemption proceeds are being transferred to a Thornburg account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

TELEPHONE REDEMPTION. If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares of any Fund by telephone simply by calling a Fund Customer Service Representative. Money can be wired directly to the bank account designated by you on the application or sent to you in a check. The Funds' Transfer Agent may charge a fee for a bank wire. This fee will be deducted from the amount wired.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to:

 NFDS
 c/o Thornburg Funds
 P.O. Box 419017
 Kansas City, MO 64141-6017

The Funds, TSC, TMC and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Funds or their Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction.

____________________________________________________________________________
Redeeming Shares          Account Type           Special Requirements
----------------------------------------------------------------------------
Through Your Financial    All account types      Consult with your financial
Advisor                                          advisor.  Your financial
                                                 advisor may charge a fee.

By Mail                   Individual, Joint      The letter of instruction
                          Tenant, Sole Pro-      must be signed by all
                          prietorship, UGMA,     persons required to sign
                          UTMA                   for transactions, exactly as
 Send to: NFDS                                   their names appear on the
 c/o Thornburg Funds                             account, and must include:
 P.O. Box 419017                                  * Your name,
 Kansas City, MO                                  * The Fund's name,
 64141-6017                                       * Your Fund account number,
                                                  * The dollar amount or
                                                    number of shares to be
                                                    redeemed,
                                                  * Any other applicable
                                                    requirements listed
                                                    above,
                                                  * Signature guarantee, if
                                                    required.

                          Trust In addition to the above requirements, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

                          Business or            In addition to the above
                          Organization           requirements, at least one
                                                 person authorized by
                                                 corporate resolution to act
                                                 on the account must sign the
                                                 letter which must be
                                                 signature guaranteed.
                                                 Include a corporate
                                                 resolution with corporate
                                                 seal.

                          Executor,              Call 1-800-847-0200 for
                          Administrator,         instructions.
                          Conservator, Guardian


By Telephone              All account types      You must sign up for the
1-800-847-0200            except Street-Name     telephone redemption feature
                                                 before using it.
                                                  * Minimum Wire $1,000
                                                  * Minimum Check $50.00

By Systematic Withdrawal  All account types      You must sign up for this
 Plan                                            feature to use it.
                                                  * Minimum Account Balance
                                                    $10,000
                                                  * Minimum Check $50.00
----------------------------------------------------------------------------

INVESTOR SERVICES

Thornburg Funds provide a variety of services to help you manage your account.

Information Services

Thornburg Funds' telephone representatives are available Monday through Friday from 9:30 am to 6:30 pm Eastern time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Thornburg Funds' Audio Response system is available 24 hours a day, 365 days a year. This computerized system gives you instant access to your account information and up-to-date figures on all of the Thornburg Funds.

Statements and reports that Thornburg Funds send to you include the following:
 * Account statements after every transaction affecting your account
 * Monthly account statements
 * Financial reports (every six months)
 * Cost basis statement (at the end of any year in which you redeem shares)

Individual Retirement Accounts and Retirement Plans

Shares of the Funds may be purchased by retirement plans and in connection with individual retirement plans ("IRA's"). The purchase of shares may be limited by the governing instrument of any such plan. The minimum initial investment imposed by the Funds in connection with an IRA is $2,000.

A standardized IRA is available through TSC for individuals wishing to open an IRA. The cost to open an IRA under this program is $10, and the annual fee is $10. State Street Bank and Trust Company, as custodian for the program, may amend the provisions of the IRA's opened through the program to assure continued qualification under the Internal Revenue Code or for other reasons.

If you are considering establishing a retirement plan or purchasing a Fund's shares in connection with a retirement plan, you should consult with your attorney or tax adviser with respect to plan requirements and tax aspects pertaining to you.

TRANSACTION SERVICES

Automatic Investment Plan. One easy way to pursue your financial goals is to invest money regularly. Thornburg Funds let you transfer as little as $100 from your bank account into your Fund account on a weekly, monthly or quarterly basis, automatically. Because the Fund's Automatic Investment Plan has a lower minimum than a regular purchase, it is an ideal way for beginning investors to invest in a Fund.

While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Call 1-800-847-0200 and speak to a Fund Customer Service Representative for more information.

Exchange Privilege. You may exchange Class A shares of any other Thornburg Fund for Class A shares of one of the Thornburg Income Funds.

If you are exchanging from one of the Funds covered by this prospectus into another Thornburg Fund, you may (i) have to pay the difference between the front end sales charge you paid on the Fund out of which you are exchanging and the front end sales charge applicable to the Fund into which you are exchanging; or (ii) you may qualify for a reduced sales charge or no sales charge on that Fund. Please consult the exchange an d reinvestment privilege information in the Prospectus of the other Thornburg Fund.

Note that exchanges out of a Fund may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 25.

Systematic withdrawal plans let you set up periodic redemptions from your account. Because of the sales charge on Class A shares of each Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares on a regular basis.

SHAREHOLDER AND ACCOUNT POLICIES

Dividends, Capital Gains, and Taxes

The Funds distribute substantially all of their net income and realized capital gains, if any, to shareholders each year. Each Fund declares its net investment income daily and distributes it monthly. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions normally will be declared and payable in December.

Distribution Options

Each Fund earns interest from bond, money market, and other investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, (which you can change at any time).

Dividends

1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the month-end.

Capital Gain

1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to re invest your capital gain distributions in shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges.

Turnover and Capital Gains

The Funds do not intend to engage in short-term trading for profits. Nevertheless, when a Fund believes that a security will no longer contribute towards its reaching its goal, it will normally sell that security.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES

Federal Taxes

The Funds have elected and intend to continue qualification as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Distributions representing net investment income and net short-term capital gains will be taxable to the recipient shareholders as ordinary income, whether the distributions are actually taken in cash or are reinvested by the recipient shareholders in additional shares. Fund distributions will not be eligible for the dividends-received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains to the distributee shareholders, regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Redemption or resale of shares by a shareholder will be a taxable transaction for federal income tax purposes, and the shareholder will recognize a gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or resale. If the shares sold or redeemed are a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the shares were held for more than one year.

Each shareholder will be notified annually by the shareholder's Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. A Fund may be required to withhold federal income tax at a rate of 31% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish that Fund with his or her taxpayer identification number, (ii) that Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies that Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

The tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the federal, state, local and other tax consequences to investors of investment in the Funds.

SERVICE AND DISTRIBUTION PLANS

Service Plan - Both Classes. Each class of each Fund has adopted a Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Service Plans applicable to the Funds permit each of these Funds to reimburse TMC for these payments at annual rates up to .25% of each class's net assets. No assets of any class of any Fund will be used to reimburse expenses attributable to any other class of the same, or any other Fund.

Class C Distribution Plan. Each Fund has adopted a Class C Distribution Plan applicable to Class C shares, under which the Fund will pay to TSC on a monthly basis an annual distribution fee of up to .75% of the average daily net assets attributable to Class C shares of the Fund. This distribution fee is an addition to the service fee described above under "Service Plan - Both Classes" and is charged to and reduces the income allocated to Class C shares. TSC intends to use these amounts principally to compensate dealers (including banks) who sell Class C shares. TSC also will engage in other distribution related activities, including advertising and other promotional activities. However, the distribution fee paid to TSC is not computed with respect to TSC's actual expenses, and the fees received by TSC may be more or less than its actual distribution expenses. TSC may, but is not obligated to, waive any part or all of its compensation provided for under the Class C Distribution Plan.

The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares. The Funds do not believe that this prohibition will apply to the commissions described beginning on page 16 or to the plans described above. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the ability of the Funds to market their shares could be impaired to a small extent. In addition, state securities laws on this issue may differ from interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law.

TRANSACTION DETAILS

The Funds are open for business each day the New York Stock Exchange (NYSE) is open. Each class of shares of the Fund normally calculates its NAV (and offering price for Class A shares) as of the close of business of the NYSE, normally 4 p.m. Eastern time. Each Fund's assets are valued on the basis of valuations obtained from independent pricing services.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. Note that a Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. The Fund will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you want the ability to redeem and exchange by telephone, fill in the appropriate section of the application. If you have an existing account to which you wish to add this feature, call the Fund for a telephone redemption application. If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), consider placing your order by mail or by using your financial advisor.

The Funds reserve the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions " on page 25. Purchase orders may be refused if, in TMC's opinion, they would disrupt management of a Fund.

When you place an order to buy shares, your order will be processed at the next share price calculated after your order is received and accepted. If you open or add to your account yourself rather than through your financial advisor please note the following:

 * All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
 * The Funds do not accept cash.
 * If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of a Fund or sell them through your financial advisor, you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received and accepted. (Except that a CDSC will be deducted from Class C shares purchased on or after October 2, 1995 and sold within one year of purchase, and a CDSC of 1/2 of 1% will be deducted from redemptions of Class A shares within one year of purchase where no sales charge was imposed on the purchase because it exceeded $1,000,000). Note the following:

 * Consult your financial advisor for procedures governing redemption through his or her firm.
 * If you redeem by mail the proceeds will normally be mailed to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to 7 days to pay you.
 * Telephone redemptions over the wire generally will be credited to your bank account on the business day after your phone call.
 * Each Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.
 * Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
 * To the extent consistent with state and federal law, a Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

EXCHANGE RESTRICTIONS



    As a shareholder, you have the privilege of exchanging Class A shares of the Funds for Class A shares of other Thornburg Funds. However, you should note the following:

 * The Fund you are exchanging into must be registered for sale in your state.
 * You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
 * Before exchanging into a Fund, read its prospectus.
 * If you exchange Class A shares into a Fund with a higher sales charge, you may have to pay the percentage-point difference between that Fund's sales charge and any sales charge you h ave previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2.5% on your shares and you exchange them into a Fund with a 4.5% sales charge, you would pay an additional 2% sales charge.
 * Exchanges may have tax consequences for you.
 * Because excessive trading can hurt performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
 * Each Fund reserves the right to refuse exchange purchases by any person or group if, in TMC's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
 * Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund.

Although a Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privilege in the future.

PERFORMANCE

YIELD COMPUTATION AND TOTAL RETURN

The Funds may quote their yields and returns in reports, sales literature and advertisements. Yield and return information are computed separately for Class A and Class C shares. Yield and return for Class C shares of a Fund ordinarily will be less than t hat of Class A shares of the same Fund because of the additional distribution fees imposed upon Class C shares. Additionally, yield and return could differ in minor respects among classes of the same Fund because of allocation of certain expenses to one or more specific classes to which the expenses relate. Any return quoted should not be considered a representation of the return in the future since return figures are based upon historical earnings. Actual performance will vary.

Current yield quotations will include a standardized calculation which computes yield for a 30-day or one-month period by dividing a Fund's net investment income per share during the period by the maximum offering price on the last day of the period and annualizing the result. Provided that any such quotation is also accompanied by the standardized calculation referred to above, either of the Funds also may quote non-standardized yields for a specified period by dividing the net investment income per share of that Fund f or that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period and annualizing the result. The primary differences between the yield calculations obtain ed using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1)The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardize d calculation; (2)The non-standardized calculations may reflect amortization of premium based upon historical cost rather than market value; (3)The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period; (4)The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time any Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5)The non-standard return quotation may include the effective return obtained by compounding the monthly dividends.

Average annual total return quotations show the average annual percentage change in value of $1,000 for one, five and ten-year periods unless the class has been in existence for a shorter period. Average annual total return includes the effect of paying the maximum sales charge (Class A shares) or the deduction of the applicable CDSC (Class C shares) and assumes the reinvestment of all dividends. The Funds also may furnish average annual total return quotations for other periods, or based upon investments at various sales charge levels or at net asset value. Total return quotations show the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Yield and return information may be useful in reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. Comparative information about the yield or distribution rate of the shares of a Fund and a bout average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements and communications of the Fund. Any such comparison will contain information about the differences between the Funds and those investments.

From time to time, in advertisements and other types of literature, the performance of the Funds may be compared to other groups of mutual funds. This comparative performance ma y be expressed as a ranking or a rating prepared by Lipper Analytical Services, Inc., Donoghue Organization, Inc., Morningstar, Inc., Value Line or other widely recognized independent services which monitor the performance of mutual funds. Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BARRON's, VALUE LINE, the WALL STREET JOURNAL and MORNINGSTAR, and other such publications may also be used. The Funds may illustrate performance or the characteristics of their respective investment portfolios through graphs, tabular data, or other displays which describe (i) the average portfolio maturity of a Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard benchmarks or indices such as the Treasury yield curve), (iii) changes in the Funds' share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Funds' (or other investments) net asset values or prices and the Funds' (or other investments') investment returns. The Funds also may illustrate or refer to their respective investment portfolios, investment techniques and strategies, and general market or economic trends in advertising or communications to shareholders or prospective shareholders, including reprints of interviews or articles written by or about, and including comments by, Fund managers. These illustrations, references and comments ordinarily will relate to topics addressed in the Funds' Prospectus and Statements of Additional Information.

ORGANIZATION OF THE FUNDS

Each of the Funds is a diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration" ). The Funds are managed by their investment adviser, Thornburg Management Company, Inc. (TMC) under the supervision of the Trust's Trustees. The Trust currently has 12 authorized Funds, two of which are described in this Prospectus. The Trustees are authorized to divide the Trust's shares into additional series and classes.

Each Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative voting rights or preemptive rights.

TMC and TSC

    The Funds are managed by Thornburg Management Company, Inc., (TMC). TMC performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that TMC will select investments for the Fund, monitor those investments and the markets generally, and perform related services. TMC also performs administrative services specific to each class of shares of each Fund under an Administrative Service Agreement which requires TMC to supervise, administer and perform certain administrative services necessary for the maintenance of each class of shareholders. TMC's services are supervised by the Trust's Trustees.

For each of the Funds, TMC receives a management fee computed according to the tables on the next page and paid monthly as a percentage of each Fund's average daily assets.

    Each Fund also pays to TMC an administrative services fee computed at an annual rate of .125% of the average daily net assets of Class A and Class C shares, payable monthly.

    TMC was established in 1982. Today the Thornburg Funds include Thornburg Limited Term Municipal Fund - National Portfolio, Thornburg Limited Term Municipal Fund - California Portfolio, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg Value Fund, in addition to the Funds described in this prospectus. The Thornburg Funds total more than $1.6 billion in assets. Thornburg Management Company Inc. is known as a provider of conservative investment products. For more than a decade the Thornburg Funds have been committed to preserving and increasing the real wealth of their shareholders. The key to growing real wealth is increasing buying power after taxes, inflation, and investment related expenses.

Steven J. Bohlin, a Managing Director of TMC, has primary responsibility for the day-to-day management of each of the Fund portfolios. He has held this responsibility since 1988 for the Government Fund and since the inception of the Income Fund in 1992. Mr. Bohlin is assisted by other employees of TMC in managing the Funds.
     TMC may, from time to time, agree to waive its fees or to reimburse any Fund for expenses above a specified percentage of average daily net assets. TMC retains the ability to be repaid by the Fund receiving these reimbursements for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or reimbursement of expenses to a Fund will increase its yield. In addition to TMC's fees, each Fund will pay all other costs and expenses of its operations. Funds will not bear any costs of sales or promotion incurred in connection with the distribution of their shares, except as provided for under the service and distribution plans applicable to each Fund class, as described above under "Service and Distribution Plans."


                      INVESTMENT MANAGEMENT FEE RATES
-----------
INCOME FUND
-----------
NET ASSETS                    ANNUAL RATE
----------                    -----------
0 to $500 million             .625%
$500 million to $1 billion    .575%
$1 billion to $1.5 billion    .525%
$1.5 billion to $2 billion    .475%
Over $2 billion               .400%
---------------
GOVERNMENT FUND
---------------
NET ASSETS                    ANNUAL RATE
----------                    -----------
0 to $1 billion               .50%
$1 billion to $2 billion      .45%
Over $2 billion               .40%


Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds.

H. Garrett Thornburg, Jr., a Trustee and President of the Trust, is the controlling stockholder of both TMC and TSC.

Thornburg Funds provides shareholders account inquiry service 24 hours a day, 365 days a year, through its Audio Response telephone service. To reach Thornburg Funds for general information, please call 1-800-847-0200. If you would prefer to speak with a Thornburg Funds representative, please call during business hours and follow the simple instructions you will receive.

                          ADDITIONAL INFORMATION

                         Reports to Shareholders
Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent auditors, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

                       Custodian and Transfer Agent
The custodian of each Fund's assets is State Street Bank & Trust Co. National Financial Data Services is the transfer agent for the Funds and performs bookkeeping, data processing and administrative services incident to the maintenance of shareholder accounts.

                              General Counsel
Legal matters in connection with the issuance of shares of the Funds are passed upon by White, Koch, Kelly & McCarthy, Professional Association, Post Office Box 787, Santa Fe, New Mexico 87504-0787.

                            Investment Adviser
                    Thornburg Management Company, Inc.
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                               Distributor
                     Thornburg Securities Corporation
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                                 Auditor
                         McGladrey & Pullen, LLP
                             555 Fifth Avenue
                         New York, New York 10017

                                Custodian
                      State Street Bank & Trust Co.
                          Boston, Massachusetts

                              Transfer Agent
                      State Street Bank & Trust Co.
                         c/o NFDS Servicing Agent
                          Post Office Box 419017
                     Kansas City, Missouri 64141-6017

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

                                  <logo>
                              Thornburg Funds
                         Investing With Integrity
               Thornburg Securities Corporation, Distributor
            119 East Marcy Street, Santa Fe, New Mexico  87501
                              (800) 847-0200